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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus
constituting part of this Registration Statement on Form S-8 (No. 333-      ) of
our report dated February 23, 1999, appearing in Mack-Cali Realty Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

PricewaterhouseCoopers LLP
New York, New York
June 4, 1999